UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2016

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ECOSPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-25663	20-3502861
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3515 S.E Lionel Terrace, Stuart, FL 34997

(Address of Principal Executive Office) (Zip Code)

(772) 287-4846

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 3.02 is incorporated under this Item 2.03.

Item 3.02

Unregistered Sales of Equity Securities.

On May 4, 2016, Ecosphere Technologies, Inc. (the “Company”) and Brisben Water Solutions, LLC (the “Lender”) entered into a loan arrangement pursuant to which the Lender loaned the Company $429,000 in exchange for a 10% secured convertible promissory note convertible into shares of common stock of the Company at $0.115 per share.  The loan matures December 15, 2016. As further consideration for the loan, the Company also issued the Lender 13,547,826 five-year warrants to purchase shares of the Company’s common stock, exercisable at $0.115 per share. The Lender also agreed to extend the maturity of prior loans to the Company totaling $2,475,000 in principal to December 15, 2016. In connection with the foregoing, the Company issued the Lender an Amended and Restated Note combining the principal amounts of all the Lender’s outstanding loans to the Company (the “Note”).

The obligations under the Note are secured by an Amended and Restated Security Agreement (the “Security Agreement”) between the parties. In addition to the prior collateral, the collateral securing the Note consists of the Company’s Ozonix® patents, except for all agricultural uses. Previously disclosed provisions pursuant to which, until repayment of the Note, the Company has agreed to apply certain revenues and proceeds toward repayment of the Note remain in effect.

The Note and related warrants were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2) and Rule 506(b) thereunder.

The foregoing description of the Note and the Security Agreement is qualified in its entirety by the full text of the Note, which is filed as Exhibit 10.1 hereto, and the Security Agreement, which is filed as Exhibit 10.2 hereto, each of which are incorporated herein by reference.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2016, Dean Becker notified the Company of his intention to resign, effective immediately, as a director of the Company. Mr. Becker’s decision was not due to any disagreement with the Company relating to the Company’s operations, policies or practices. The non-binding letter of intent under which Mr. Becker was granted certain mining rights has expired.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Amended and Restated Convertible Promissory Note dated as of May 4, 2016

10.2	Amended and Restated Security Agreement dated as of May 4, 2016

10.3	Warrant dated as of May 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECOSPHERE TECHNOLOGIES, INC.

	By:	/s/ Dennis McGuire
Dennis McGuire Chief Executive Officer
Date: May 9, 2016